UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

CSG SYSTEMS INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

The following was sent by an authorized representative of CSG Systems International, Inc., a Delaware corporation, to all of its employees

Guidance on Communicating About the Proposed NEC Acquisition

This message is being sent to all CSG employees.

Last week, CSG announced an exciting new chapter with our signing of the agreement for the proposed acquisition of CSG by NEC. This is a significant milestone on the journey to completing the transaction. How we communicate about the proposed acquisition – internally and externally – matters. To ensure consistency, compliance and clarity, please review and adhere to the following communication guidelines.

Please DO

•

Do use approved messaging. Only use the communication materials provided, which have been approved by NEC. These include our Employee FAQs, Customer Key Messages & FAQs and Customer slides. Do not modify or expand these materials, or create new materials related to the proposed transaction. NEC has the contractual right to review and approve certain of our communication materials relating to the proposed transaction.

•	Do stay optimistic and forward-looking. Your tone influences how others perceive this news. This is an exciting new chapter for CSG, so please stay positive.

•

Do emphasize “business as usual.” The transaction is expected to close in calendar year 2026, subject to customary closing conditions, including certain regulatory clearances. Until then, CSG and NEC remain independent companies, and our day-to-day operations continue as usual.

Please DO NOT

•

Do not speculate or share personal opinions. If you’re asked a question that cannot be answered with the provided materials, it’s appropriate to say, “There are still many details to be worked out. Let me look into this and get back to you.”

•

Do not engage with NEC or Netcracker employees outside normal business activities. Until the transaction closes, NEC and CSG remain independent companies and competitors. Any interaction should be limited to ordinary course of business communications unrelated to the transaction, and any integration-related questions should be referred to Rasmani Bhattacharya.

•	Do not speak to the media or external parties. If you receive inquiries about the acquisition, please do not respond and forward all inquiries to Liz Bauer.

•	Do not record meetings where the transaction is discussed. This includes All Hands or other large gatherings.

•	Do not create or distribute new communication materials. This includes:

•	Scripts or slides for internal, external or customer presentations

•	Employee Q&As or fact sheets

•	Audio/video recordings of live presentations

Communications that Require Legal Review

Certain communications regarding the acquisition may require prompt filing with the U.S. Securities and Exchange Commission (SEC). Please consult with Rasmani Bhattacharya or Stephanie Osterman before sharing any written or recorded materials referencing the transaction with a broader group. This applies to internal employee communications or external content intended for customers, analysts or the media, including publicly available information.

Thank you for your attention to these guidelines. Your professionalism and consistency are key to ensuring clear messaging and maintaining trust with our stakeholders. If you have any questions, please contact your manager or our legal team.

Rasmani

FORWARD-LOOKING STATEMENTS

The foregoing contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Forward-looking statements include, but are not limited to, statements concerning the Company’s expectations, plans, intentions, strategies or prospects with respect to the proposed transaction. These statements are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “hope,” “hopeful,” “likely,” “may,” “optimistic,” “possible,” “potential,” “preliminary,” “project,” “should,” “will,” “would” or the negative or plural of these words or similar expressions or variations. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Such forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. These factors include, among others: (i) the ability of the parties to complete the proposed transaction on the anticipated terms and timing, or at all; (ii) the satisfaction or waiver of other conditions to the completion of the proposed transaction, including obtaining required shareholder and regulatory approvals; (iii) the risk that the Company’s stock price may fluctuate during the pendency of the proposed transaction and may decline if the proposed transaction is not completed; (iv) potential litigation relating to the proposed transaction that could be instituted against the Company or its directors, managers or officers, including the delay, expense or other effects of any outcomes related thereto; (v) the risk that disruptions from the proposed transaction will harm the Company’s business, including current plans and operations, including during the pendency of the proposed transaction; (vi) the ability of the Company to retain, motivate and hire key personnel; (vii) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transaction and integration matters; (viii) potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the proposed transaction; (ix) legislative, regulatory and economic developments; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or global pandemics, as well as management’s response to any of the aforementioned factors; (xiii) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiv) unexpected costs, liabilities or delays associated with the transaction; (xv) the response of competitors to the transaction; (xvi) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction, including in circumstances requiring the Company to pay a termination fee; (xvii) the ability to realize the anticipated benefits of the proposed transaction, including the expected synergies and cost saving; (xviii) the possibility that competing or superior acquisition proposals for the Company will be made; and (xix) other risks set forth under the heading “Risk Factors,” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and in the Company’s subsequent filings with the Securities and Exchange Commission. You should not rely upon forward-looking statements as predictions of future events. Actual results and outcomes could differ materially from the results described in or implied by such forward-looking statements. Forward-looking statements speak only as of the date hereof, and, except as required by law, the Company undertakes no obligation to update or revise these forward-looking statements.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed acquisition of CSG Systems International, Inc. by NEC Corporation. In connection with this proposed acquisition, CSG Systems International, Inc. plans to file one or more proxy statements or other documents with the SEC. This communication is not a substitute for any proxy statement or other document that CSG Systems International, Inc. may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF CSG SYSTEMS INTERNATIONAL, INC. ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of CSG Systems International, Inc. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by CSG Systems International, Inc. through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by CSG Systems International, Inc. will be available free of charge on CSG Systems International, Inc.’s internet website at https://ir.csgi.com/investor-home/default.aspx or upon written request to: CSG Systems International, Inc., Investor Relations, 169 Inverness Dr W, Suite 300, Englewood, CO 80112, or by email at john.rea@csgi.com.

Participants in Solicitation

CSG Systems International, Inc., its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of CSG Systems International, Inc. is set forth in its proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 1, 2025. To the extent that holdings of CSG Systems International, Inc.’s securities by its directors or executive officers have changed since the amounts set forth in CSG Systems International, Inc.’s proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Initial Statements of beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.

Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement relating to the proposed transaction and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the sources indicated above.

CSG Systems International, Inc.

Investor Relations

169 Inverness Dr W, Suite 300, Englewood, CO 80112

john.rea@csgi.com

https://ir.csgi.com/investor-home/default.aspx

This email is being sent to employees of CSG.

FORWARD-LOOKING STATEMENTS

This Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Forward-looking statements include, but are not limited to, statements concerning the Company’s expectations, plans, intentions, strategies or prospects with respect to the proposed Merger. These statements are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “hope,” “hopeful,” “likely,” “may,” “optimistic,” “possible,” “potential,” “preliminary,” “project,” “should,” “will,” “would” or the negative or plural of these words or similar expressions or variations. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Such forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. These factors include, among others: (i) the ability of the parties to complete the proposed transaction on the anticipated terms and timing, or at all, (ii) the satisfaction or waiver of other conditions to the completion of the proposed transaction, including obtaining required shareholder and regulatory approvals; (iii) the risk that the Company’s stock price may fluctuate during the pendency of the proposed transaction and may decline if the proposed transaction is not completed; (iv) potential litigation relating to the proposed transaction that could be instituted against the Company or its directors, managers or officers, including the delay, expense or other effects of any outcomes related thereto; (v) the risk that disruptions from the proposed transaction will harm the Company’s business, including current plans and operations, including during the pendency of the proposed transaction; (vi) the ability of the Company to retain, motivate, and hire key personnel; (vii) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transaction and integration matters; (viii) potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the proposed transaction; (ix) legislative, regulatory and economic developments; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or global pandemics, as well as management’s response to any of the aforementioned factors; (xiii) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiv) unexpected costs, liabilities or delays associated with the transaction; (xv) the response of competitors to the transaction; (xvi) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction, including in circumstances requiring the Company to pay a termination fee; (xvii) the ability to realize the anticipated benefits of the Merger, including the expected synergies and cost saving; (xviii) the possibility that competing or superior acquisition proposals for the Company will be made; and (xix) other risks set forth under the heading “Risk Factors,” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and in the Company’s subsequent filings with the Securities and Exchange Commission (“SEC”). You should not rely upon forward-looking statements as predictions of future events. Actual results and outcomes could differ materially from the results described in or implied by such forward looking statements. Forward-looking statements speak only as of the date hereof, and, except as required by law, the Company undertakes no obligation to update or revise these forward-looking statements.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed acquisition of the Company by Parent. In connection with this proposed acquisition, the Company plans to file one or more proxy statements or other documents with the SEC. This communication is not a substitute for any proxy statement or other document that the Company may file with the SEC in connection with the proposed transaction.

INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of CSG Systems International, Inc. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s internet website at https://ir.csgi.com/investor-home/default.aspx or upon written request to: CSG Systems International, Inc., Investor Relations, 169 Inverness Dr W, Suite 300, Englewood, CO 80112, or by email at john.rea@csgi.com.

PARTICIPANTS IN SOLICITATION

The Company, its directors and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in its Proxy Statement on Schedule 14A for its 2025 annual meeting of stockholders (the “2025 Proxy”), which was filed with the SEC on April 1, 2025. To the extent that holdings of CSG Systems International, Inc.’s securities by its directors or executive officers have changed since the amounts set forth in the 2025 Proxy for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement relating to the proposed transaction and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the sources indicated above.

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